Van Kampen Select Sector Municipal Trust
                          Item 77(O) 10F-3 Transactions
                         May 1, 2004 - October 31, 2004



 Security   Purcha  Size   Offeri    Total    Amount   % of    % of
Purchased    se/     of      ng    Amount of    of    Offeri   Fund   Brokers
            Trade  Offeri  Price   Offering   Shares    ng      s
             Date    ng      of               Purcha  Purcha   Tota
                           Shares               sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
New Jersey  8/20/0   -     $105.0 $471,655,0  3,000,   0.64%   3.02    Lehman
Transporta    4              5        00        000             %    Brothers,
tion Trust                                                            Banc of
   Fund                                                               America
Authority                                                            Securities
                                                                     LLC, Bear,
                                                                     Stearns &
                                                                      Co. Inc,
                                                                      Advest,
                                                                      Inc., NW
                                                                     Capital (a
                                                                      division
                                                                     of Windsor
                                                                     Financial
                                                                      Group),
                                                                      Sterne,
                                                                       Agee &
                                                                       Leach,
                                                                     Inc., PNC
                                                                      Capital
                                                                      Markets,
                                                                       Morgan
                                                                      Stanley,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                      , Inc.,
                                                                        UBS
                                                                     Financial
                                                                      Services
                                                                        Inc.

                                                                     Citigroup,
                                                                      RBC Dain
                                                                     Rauscher,
New Jersey  10/7/0   -     $94.65 $1,468,395  1,000,   0.07%   0.34   Goldman,
 Economic     4                      ,000       000             %     Sachs &
Developmen                                                              Co.,
    t                                                                JPMorgan,
Authority                                                               A.G.
                                                                      Edwards,
                                                                     JB Hanauer
                                                                     & Co., PNC
                                                                      Capital
                                                                      Markets,
                                                                     Ryan Beck
                                                                       & Co.,
                                                                      Banc of
                                                                      America
                                                                     Securities
                                                                        LLC,
                                                                       Morgan
                                                                      Keegan &
                                                                      Company,
                                                                       Inc.,
                                                                       Powell
                                                                      Capital
                                                                      Markets,
                                                                       Inc.,
                                                                      Siebert
                                                                     Brandford
                                                                      Shank &
                                                                     Co., LLC,
                                                                     Ramirez &
                                                                     co., Inc.,
                                                                     Blaylock &
                                                                     Partners,
                                                                       L.P.,
                                                                       Morgan
                                                                      Stanley,
                                                                       Bear,
                                                                     Stearns &
                                                                     Co., Inc.,
                                                                        UBS
                                                                     Financial
                                                                      Services
                                                                       Inc.,
                                                                       First
                                                                       Albany
                                                                      Capital
                                                                      Inc., NW
                                                                     Capital (a
                                                                      division
                                                                     of Windsor
                                                                     Financial
                                                                      Group),
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                      , Inc.,
                                                                      Sterne &
                                                                       Agee &
                                                                       Leach,
                                                                        Inc.

                                                                       Bear,
                                                                     Stearns &
                                                                     Co., Inc.,
 New York   10/28/   -     $107.8 $1,869,010  1,000,   0.05%   0.99  Citigroup,
Sales Tax     04             8       ,000       000             %    M.R. Beal
  Asset                                                              & Company,
Receivable                                                           Remirez &
Corporatio                                                           Co., Inc.,
    n                                                                 ABN Amro
                                                                     Financial
                                                                     Services,
                                                                     Apex Pryor
                                                                     Securities
                                                                       , CMI
                                                                      Capital
                                                                       Market
                                                                     Investment
                                                                      , First
                                                                      American
                                                                     Municipals
                                                                       , Legg
                                                                     Mason Wood
                                                                       Walker
                                                                     Incorporat
                                                                        ed,
                                                                      Prager,
                                                                      Sealy &
                                                                     Co., LLC,
                                                                        SWS
                                                                     Securities
                                                                     , Goldman,
                                                                      Sachs &
                                                                        Co.,
                                                                       Lehman
                                                                     Brothers,
                                                                       First
                                                                       Albany
                                                                      Capital
                                                                       Inc.,
                                                                      Merrill
                                                                      Lynch &
                                                                        Co.,
                                                                     Roosevelt
                                                                      & Cross
                                                                     Incorporat
                                                                        ed,
                                                                     Advest/Leb
                                                                      enthal,
                                                                      Banc of
                                                                      America
                                                                     Securities
                                                                        LLC,
                                                                      Commerce
                                                                      Capital
                                                                      Markets,
                                                                       Inc.,
                                                                      Jackson
                                                                     Securities
                                                                       , Loop
                                                                      Capital
                                                                      Markets,
                                                                        LLC,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                      , Inc.,
                                                                        UBS
                                                                     Financial
                                                                     Services,
                                                                      Inc., JP
                                                                      Morgan,
                                                                       Morgan
                                                                      Stanley,
                                                                      Siebert
                                                                      Branford
                                                                       Shank,
                                                                        A.G.
                                                                      Edwards,
                                                                     CIBC World
                                                                      Markets,
                                                                      Fidelity
                                                                      Capital
                                                                      Markets,
                                                                       Janney
                                                                     Montgomery
                                                                       Scott,
                                                                      Popular
                                                                     Securities
                                                                     , RBC Dain
                                                                      Rauscher
                                                                       Inc.,
                                                                      Wachovia
                                                                        Bank
                                                                      National
                                                                     Associatio
                                                                         n